EXHIBIT 10.3

ADDENDUM #1 TO MASTER LEASE AND SECURITY AGREEMENT

This ADDENDUM #1 TO MASTER LEASE AND SECURITY AGREEMENT (this “Addendum”) is made and entered into as of October 23, 2015,  by and between the parties signatory hereto, as lessors (collectively, “Lessor”) and HCR III Healthcare, LLC, as lessee (“Lessee”).

RECITALS

A.Lessor is the current “Lessor” and Lessee is the current “Lessee” pursuant to that certain Master Lease and Security Agreement dated as of April 7, 2011 (as the same may have been amended, restated or otherwise modified prior to the date hereof, the “Master Lease”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Master Lease.

B.Lessee’s obligations under the Master Lease are guaranteed by HCR ManorCare, Inc., a Delaware corporation, successor in interest to HCR ManorCare, LLC, a Delaware limited liability company, pursuant to that certain Guaranty of Obligations dated as of April 7, 2011 (as the same may heretofore have been or may hereafter be further amended, modified or reaffirmed from time to time in accordance with the terms thereof, the “Guaranty”).

C.Pursuant to Section 12 of that certain Tenth Amendment to Master Lease and Security Agreement, dated as of March 29, 2015 and effective as of April 1, 2015 (the “Tenth Amendment”), by and among Lessor, Lessee and Guarantor, Lessor, Lessee and Guarantor desire to add the real property more particularly described on Exhibit A attached hereto (the “Additional Facility”) to the Leased Property under the Master Lease.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

1.Lessee’s Representations and Warranties.  Lessee hereby represents and warrants to Lessor that the Additional Facilities Owners have delivered to Lessor the materials and documentation required pursuant to Section 12 of the Tenth Amendment and that, to Lessee’s knowledge, (i) all such materials and documentation were true, correct and complete at the time delivered and (ii) there have been no changes affecting any such materials or documentation or any information disclosed thereby, that would interfere with or materially adversely affect the consummation of the transactions contemplated hereby, that have not been previously disclosed by Lessee or Guarantor to Lessor in writing.

2.Additional Facility. The Master Lease is hereby amended to modify the “Pool 4 Facilities” to add the Additional Facility thereto and Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, as part of the Leased Property, all of Lessor’s right, title and interest in and to the Additional Facility, including any improvements currently and to be located thereon, subject to all of the terms, conditions and provisions of the Master Lease, as it is hereby, and may be hereafter, amended, supplemented, restated or otherwise modified.

3.Additional Lessors.  In connection with the Additional Facility, the Master Lease is hereby amended to add the following entities as Lessor under the Master Lease:  (a) HCR Salmon Creek Property, LLC, a Delaware limited liability company, (b) HCR Wingfield Hills Property, LLC, a Delaware limited liability company, and (c) HCR Utica Ridge Property, LLC, a Delaware limited liability company.

4.Opco Sublease:  Schedule 4 to the Master Lease is hereby amended to add the following operating sublease thereto:

Manor Care of Salmon Creek WA, LLC

ManorCare Health Services, LLC d/b/a ManorCare Health Services-Utica Ridge;

ManorCare Health Services, LLC d/b/a ManorCare Health Services-Wingfield Hills

5.Effect of Addendum. All references in the Master Lease to “this Lease” shall be deemed to be references to the Master Lease as amended hereby.

6.Full Force and Effect; Acknowledgement. The Master Lease, as hereby amended, shall remain and continue in full force and effect.

7.Counterparts; Facsimile or Electronically Transmitted Signatures. This Addendum may be executed in any number of counterparts, all of which shall constitute one and the same instrument. Signatures transmitted by facsimile or other electronic means may be used in place of original signatures on this Addendum, and Lessor and Lessee both intend to be bound by the signatures on the document transmitted by facsimile or such other electronic means.

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IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the day and year first written above.

“Lessor”
HCP PROPERTIES, LP, a Delaware limited partnership
By: HCP I-B Properties, LLC, a Delaware limited liability company, its General Partner
HCP WEST VIRGINIA PROPERTIES, LLC, a Delaware limited liability company
HCP PROPERTIES OF ALEXANDRIA VA, LLC, a Delaware limited liability company
HCP PROPERTIES OF ARLINGTON VA, LLC, a Delaware limited liability company
HCP PROPERTIES OF MIDWEST CITY OK, LLC, a Delaware limited liability company
HCP PROPERTIES OF OKLAHOMA CITY (NORTHWEST), LLC, a Delaware limited liability company
HCP PROPERTIES OF OKLAHOMA CITY (SOUTHWEST), LLC, a Delaware limited liability company
HCP PROPERTIES OF TULSA OK, LLC, a Delaware limited liability company
HCP PROPERTIES-ARDEN COURTS OF ANNANDALE VA, LLC, a Delaware limited liability company
HCP PROPERTIES-CHARLESTON OF HANAHAN SC, LLC, a Delaware limited liability company
HCP PROPERTIES-COLUMBIA SC, LLC, a Delaware limited liability company

HCP PROPERTIES-FAIR OAKS OF FAIRFAX VA, LLC, a Delaware limited liability company
HCP PROPERTIES-IMPERIAL OF RICHMOND VA, LLC, a Delaware limited liability company
HCP PROPERTIES-LEXINGTON SC, LLC, a Delaware limited liability company
HCP PROPERTIES-MEDICAL CARE CENTER-LYNCHBURG VA, LLC, a Delaware limited liability company
HCP PROPERTIES-OAKMONT EAST-GREENVILLE SC, LLC, a Delaware limited liability company
HCP PROPERTIES-OAKMONT OF UNION SC, LLC, a Delaware limited liability company
HCP PROPERTIES-OAKMONT WEST-GREENVILLE SC, LLC, a Delaware limited liability company
HCP PROPERTIES-STRATFORD HALL OF RICHMOND VA, LLC, a Delaware limited liability company
HCP PROPERTIES-WEST ASHLEY-CHARLESTON SC, LLC, a Delaware limited liability company
HCP MARYLAND PROPERTIES, LLC, a Delaware limited liability company
HCR SALMON CREEK PROPERTY, LLC, a Delaware limited liability company
By:HCP West Virginia Properties, LLC, a Delaware limited liability company, its Sole Member
HCR WINGFIELD HILLS PROPERTY, LLC, a Delaware limited liability company

By:HCP West Virginia Properties, LLC, a Delaware limited liability company, its Sole Member
HCR UTICA RIDGE PROPERTY, LLC, a Delaware limited liability company
By:HCP West Virginia Properties, LLC, a Delaware limited liability company, its Sole Member By: /s/ Darren Kowalske Name: Darren Kowalske Title: Senior Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the day and year first written above.

“LESSEE”
HCR III HEALTHCARE, LLC, a Delaware limited liability company By: /s/ Daniel H. Kight Name: Daniel H. Kight Title: VP & Treasurer

Addendum #1

CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTOR

Guarantor hereby (i) reaffirms all of its obligations under the Guaranty, (ii) consents to the foregoing Addendum and (iii) agrees that its obligations under the Guaranty shall extend to Lessee’s duties, covenants and obligations pursuant to the Master Lease, as amended or modified pursuant to the foregoing Addendum.

HCR MANORCARE, INC., a Delaware corporation
By: /s/ Matthew S. Kang Name: Matthew S. Kang Title: Vice President & CFO

EXHIBIT A

Legal Description of Additional Property

ManorCare Health Services-Wingfield Hills
2350 Wingfield Hills Road, Sparks, NV  89436

LEGAL DESCRIPTION

All that certain real property situate in the County of Washoe, State of Nevada, described as follows:

Parcel 2-1A of PARCEL MAP NO. 4757, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada on April 25, 2007, as File No. 3524570

APN: 528-010-42

ManorCare Health Services-Utica Ridge

3800 Commerce Blvd, Davenport, IA  52807

Property  Description

Parcel A:

A portion of Lot 4 in Terrace Ridge Park, 2nd Addition lying in Section 8, Township 78 North, Range 4 East of the 5th Principal Meridian, described as follows:

Beginning at the northwest corner of Lot 1 of Terrace Ridge Park, 1st Addition, thence North 01 degrees 30 minutes 17 seconds East, 263.02 feet to the south line of Outlot A of Terrace Ridge Park, 2nd Addition; thence South 88 degrees 29 minutes 43 seconds East, 111.95 feet on said line to the beginning of a curve, concave northwesterly, having a radius of 50.00 feet; thence northeasterly, 41.68 feet; on the arc of said curve, through a central angle of 47 degrees 45 minutes 58 seconds, the chord bears North 67 degrees 37 minutes 18 seconds East, a chord distance of 40.49 feet; thence North 43 degrees 44 minutes 19 seconds East, 147.86 feet to the beginning of a curve, concave northwesterly, having a radius of 50.00 feet; thence easterly, 10.79 feet, on the arc of said curve, through a central angle of 12 degrees 22 minutes 03 seconds, the chord bears North 37 degrees 33 minutes 18 seconds East, a chord distance of 10.77 feet; thence North 31 degrees 22 minutes 16 seconds East, 17.18 feet to the beginning of a curve, concave southeasterly, having a radius of 50.00 feet; thence easterly, 10.79 feet; on the arc of said curve, through a central angle of 12 degrees 22 minutes 03 seconds, the chord bears North 37 degrees 33 minutes 18 seconds East, a chord distance of 10.77 feet; thence North 43 degrees 44 minutes 19 seconds East, 286.61 feet; thence South 60 degrees 16 minutes 55 seconds East, 100.44 feet; thence South 00 degrees 06 minutes 09 seconds East, 351.38 feet to the north line of Lot 1 of Terrace Ridge Park, 2nd Addition; thence North 89 degrees 51 minutes 44 seconds West, 16.53 feet on said line; thence South 42 degrees 08 minutes 52 seconds West, 70.04 feet; thence South 00 degrees 04 minutes 43 seconds West, 216.09 feet to the northeast corner of Lot 1 of Terrace Ridge Park, 1st Addition; thence North 89 degrees 11 minutes 35 seconds West,

316.88 feet on the north line of said Lot 1, Terrace Ridge Park, 1st Addition; thence North 00 degrees 37 minutes 26 seconds East, 42.29 feet; thence North 89 degrees 34 minutes 57 seconds West, 186.36 feet to the Point of Beginning, containing 5.490 acres of land, more or less.

The entire parcel lies in the City of Davenport, County of Scott, and State of Iowa.

Also known as Lot 1, Terrace Ridge Park Fifth Addition to the City of Davenport, Scott County, Iowa.

Parcel B:

Non-exclusive easements for access, utility, drainage, and construction purposes, as contained in the Declaration of Reciprocal Easement Covenant and Restrictions, dated March 28, 2003, recorded June 6, 2003, as Doc. No. 2003-29057.

ManorCare Health Services-Salmon Creek

2811 N.E. 139th Street, Vancouver, WA  98686

EXHIBIT ‘A’

LEGAL DESCRIPTION:

A portion of the Northeast quarter of the Northeast quarter of the Northeast quarter of Section 26, Township 3 North, Range 1 East of the Williamette Meridian, Clark County, Washington, described as follows:

BEGINNING at a point 395 feet South of the Northeast corner of the Northeast quarter of the Northeast quarter of Section 26, Township 3 North, Range 1 East of the Williamette Meridian, Clark County, Washington, measuring along the East line of Section 26 from the Northeast corner which point is the True Point of Beginning; thence North 8844’25’’ West 416 feet parallel with the North line of Section 26; thence North 141’10” East 9 feet parallel with the East line of Section 26; thence North 8844’25” West 241.11 feet to the West line of the Northeast quarter of the Northeast quarter of the Northeast quarter of Section 26; thence South 140’38” West 87 feet along the West line of the Northeast quarter of the Northeast quarter of the Northeast quarter of Section 26; thence South 8844’25” East 627.11 feet to the East line of Section 26; thence North 141’11” East 78 feet to the True Point of Beginning.

EXCEPT any portion in N.E. 29th Avenue as conveyed by Deeds recorded under Auditors File Nos. G 307980 and G 307981;

ALSO EXCEPT that portion conveyed to Clark County by deed recorded under Auditor’s File No. 4717443.

AND

Lots 1, 2 and 3 of SHORT PLAT, recorded in Book 2 of Short Plats, at Page 648, under Auditor’s File No. 9203060330, records of Clark County, Washington, being a portion of the Northeast quarter of Section 26, Township 3 North, Range 1 East of the Williamette Meridian, Clark County, Washington;

EXCEPTING THEREFROM that portion thereof conveyed to Charles F. McKay and Alice I. McKay, husband and wife, by Quit Claim Deed recorded under Auditor’s File No. 9306180154;

TOGETHER WITH an easement for ingress and egress over the North 30 feet of Lots 1 and 2 of SHORT PLAT, recorded in Book 2, Page 648, under Auditor’s File No. 9203060330 records of Clark County, Washington;

ALSO EXCEPT that portion conveyed to Clark County by deed recorded under

Auditor’s File No. 4717443.

AND

The East 200 feet of the North 208 feet of the Northeast quarter of Section 26, Township 3 North, Range 1 East of the Williamette Meridian, Clark County, Washington;

EXCEPT the North 20 feet thereof;

ALSO EXCEPT County roads;

ALSO EXCEPT that portion conveyed to Clark County by deed recorded under

Auditor’s File No.  3938864.

ALSO EXCEPT that portion conveyed to Clark County by deed recorded under

Auditor’s File No. 4717443.